UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 31, 2016
Date of Report (date of earliest event reported)

WORKDAY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
6230 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)
Registrant’s telephone number, including area code: (925) 951-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 – Results of Operations and Financial Condition
On May 31, 2016, Workday, Inc. (“Workday”) issued a press release announcing its results for the quarter ended April 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press release entitled “Workday Announces Fiscal 2017 First Quarter Financial Results” dated May 31, 2016

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 31, 2016

Workday, Inc.
/s/ Robynne D. Sisco
Robynne D. Sisco
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release entitled “Workday Announces Fiscal 2017 First Quarter Financial Results” dated May 31, 2016